OTHER INVESTMENTS	12 Months Ended
Dec. 31, 2011
OTHER INVESTMENTS
OTHER INVESTMENTS

15. OTHER INVESTMENTS

        As of December 31, 2011 and 2010, the Group's other investments comprised the following:

			December 31,
	Annual interest rate	Maturity date
			2011	2010
Investments in ordinary shares (Related parties) (Note 22)	—	—	$9,498	$9,763
Loan receivable from Mr. P. Fattouche and Mr. M. Fattouche (Note 22)	6%	2015	92,700	91,503
Promissory notes of Sistema (Note 22)	0.0%	2017	19,209	20,293
Promissory notes of Sistema (Note 22)	0.0%	on demand	—	4,162
Other	—	—	2,035	2,861

Total other investments			$123,442	$128,582

        The Group does not discount promissory notes and loans granted to related parties, interest rates on which are different from market rates. Accordingly, fair value of such notes and loans may be different from their carrying value.

        In December 2010 the Group granted a $90.0 million loan to Mr. Pierre Fattouche and Mr. Moussa Fattouche, the holders of a 20% noncontrolling stake in K-Telecom, the Group's subsidiary in Armenia. Simultaneously, the Group signed an amendment to the put and call option agreement for the remaining 20% stake (Note 24). According to the amendment, the call exercise price shall be reduced by deducting any outstanding balance on the loan amount and all accrued and unpaid interest and any other sums due and outstanding under the loan agreement at the time of exercise. Interest accrued on the loan to Mr. Pierre Fattouche and Mr. Moussa Fattouche for the years ended December 31, 2011 and 2010, amounted to $4.1 million and $0.4 million, respectively, and was included as a component of interest income in the accompanying consolidated statements of operations.